BioCentury NewsMakers in the Biotech Industry September 16, 2009 Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements, including PDL's expectations with respect to its 2009 royalty revenues, expenses, net income, and cash provided by operating activities.
Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:
The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
The relative mix of royalty-bearing products manufactured and sold outside the U.S. versus manufactured or sold in the U.S.;
The ability to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
Changes in any of the other assumptions on which PDL's projected royalty revenues are based; -- The outcome of pending litigation or disputes; and
The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.
Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk
Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at
www.pdl.com.
PDL expressly disclaims any obligation or
undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

3 Agenda Overview of PDL BioPharma 2009 Guidance & Outlook Optimizing Stockholder Return

PDL - Company Background
PDL pioneered the humanization of monoclonal antibodies
which enabled the discovery of a new generation of targeted
treatments for cancer and immunologic diseases
PDL’s primary assets are its antibody humanization patents
and royalty assets which consist of its Queen et al. patents and license agreements
Licensees consist of large biotechnology and pharmaceutical
companies including Genentech, Elan, Wyeth, and Chugai

PDL - Operating Strategy
Maximize the value of PDL’s antibody humanization patents
and licensing agreements
Reduce expenses with headcount of less than 10 and re-
domicile of operations to Nevada with no state tax
Distribute royalty revenues, net of operating expenses, debt service, and income taxes via dividends to stockholders
To improve stockholder IRR - pursue monetization
alternatives if beneficial:
Convertible note buybacks
Share repurchases
Monetization of royalty stream

PDL - Select Licensed Products

Licensee Product Status Indications
Roche (Genentech)
Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell Carcinoma
Ovarian cancer
Prostate cancer
Adjuvant settings
Herceptin Approved Metastatic Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
Phase 3
Moderate-Severe Asthma
Pediatric Asthma
MedImmune
Synagis Approved Respiratory Syncytial Virus
Elan
Tysabri Approved Multiple Sclerosis
Roche/Chugai
Actemra Approved (EU& Japan) Rheumatoid Arthritis
Wyeth
Mylotarg Approved Acute Myeloid Leukemia
Wyeth/J&J Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly
Solanezumab Phase 3 Alzheimer’s Disease

PDL - Select Licensed Products

Licensee Product Status Indications
Roche (Genentech)
Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell Carcinoma
Ovarian cancer
Prostate cancer
Adjuvant settings
Herceptin Approved Metastatic Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
Phase 3
Moderate -Severe Asthma
Pediatric Asthma
MedImmune
Synagis Approved Respiratory Syncytial Virus
Elan
Tysabri Approved Multiple Sclerosis
Roche/Chugai
Actemra Approved (EU& Japan) Rheumatoid Arthritis
Wyeth
Mylotarg Approved Acute Myeloid Leukemia
Wyeth/J&J
Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly
Solanezumab Phase 3 Alzheimer’s Disease
On August 2, FDA approved Avastin for the first line treatment of metastatic renal cell carcinoma (kidney cancer) in combination with alpha interferon.

PDL - Select Licensed Products

Licensee Product Status Indications
Roche (Genentech)
Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell Carcinoma
Ovarian cancer
Prostate cancer
Adjuvant settings
Herceptin Approved Metastatic Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
Phase 3
Moderate -Severe Asthma
Pediatric Asthma
MedImmune
Synagis Approved Respiratory Syncytial Virus
Elan
Tysabri Approved Multiple Sclerosis
Roche/Chugai
Actemra Approved (EU& Japan) Rheumatoid Arthritis
Wyeth
Mylotarg Approved Acute Myeloid Leukemia
Wyeth/J&J
Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly
Solanezumab Phase 3 Alzheimer’s Disease
On August 17, Genentech announced Phase 3 data showing that Avastin plus one of four common chemotherapies increased the time of progression free survival in women with HER-2 negative breast cancer whose disease had stopped responding to treatment with chemotherapy alone (second line therapy).
Avastin has provisional approval as first line therapy in HER-2 negative breast cancer.

PDL - Select Licensed Products
Licensee Product Status Indications
Roche (Genentech)
Avastin Approved Colorectal Cancer
NSCLC
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
Phase 3
Moderate -Severe Asthma
Pediatric Asthma
MedImmune
Synagis Approved Respiratory Syncytial Virus
Elan
Tysabri Approved Multiple Sclerosis
Roche/Chugai
Actemra Approved (EU& Japan) Rheumatoid Arthritis
Wyeth
Mylotarg Approved Acute Myeloid Leukemia
Wyeth/J&J
Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly
Solanezumab Phase 3 Alzheimer’s Disease

On July 2, Genentech announced that a Phase 3 trial showed Lucentis significantly improved vision in patients with branch retinal vein occlusion at 6 months
On July 30, Genentech announced that a Phase 3 trial from a second study showed Lucentis significantly improved vision in patients with central retinal vein occlusion at 6 months

Licensee Product Status Indications
Roche(Genentech)
Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell Carcinoma
Ovarian cancer
Prostate cancer
Adjuvant settings
Herceptin Approved Metastatic Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
Phase 3
Moderate-SevereAsthma
Pediatric Asthma
MedImmune
Synagis Approved Respiratory Syncytial Virus
Elan
Tysabri Approved MultipleSclerosis
Roche/Chugai
Actemra Approved (EU& Japan) Rheumatoid Arthritis
Wyeth
Mylotarg Approved Acute Myeloid Leukemia
Wyeth/J&J
Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly
Solanezumab Phase 3 Alzheimer’s Disease
PDL - Select Licensed Products

J&J announced that it would buy $1 billion in Elan stock for 50.1% ownership of a new JV to develop treatments for Alzheimer’s Disease, including bapineuzumab
J&J also pledged an initial $500 million to fund development of the drugs

PDL - Royalty Revenue & Queen et al. Patents
PDL’s revenues consist of royalties generated on sales of licensed products:
Sold before the expiration of the Queen et al. patents or
Made prior to the expiration of the Queen et al. patents and sold anytime thereafter
$0
$50
$100
$150
$200
$250
$300
$350
$400
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E
PDL Royalties by Product
($ in millions)
Herceptin
Avastin
Lucentis
Synagis
Tysabri
Aggregate
Other

12 12
PDL - Legal & Queen et al. Patents
Genentech –
settlement in 2003 upheld validity and enforceability of patents
Multiple product license with tiered fee structure
Option for four additional antigens exercised in 2008
Alexion – settlement in December 2008 upheld validity and enforceability of patents
License for Soliris in exchange for $25 million
Option for additional licenses at 4% royalty
MedImmune – in December 2008, filed declaration of invalidity and non-infringement
MedImmune has paid royalties since 1998; most recently for 2009-Q2 sales in August 2009
PDL believes that its exercise of its rights under the MedImmune agreement precludes
MedImmune from being entitled to a lower royalty rate
UCB Celltech – in September 2008, notified PDL that it does not intend to pay royalties on sales of Cimzia
In February 2009, US Patent Office declared an interference proceeding between certain claims of Queen et al. patents and pending claims of Adair et al.
UCB Celltech is the assignee of the Adair et al. patent

13 13
PDL - Convertible Notes
$250 million 2.75% convertible subordinated notes due August 2023
Bought back $50 million in open market purchases in 2Q09
Current conversion rate is 123.715 shares per $1,000 face amount ($8.08 per share); will adjust September 18 in connection with October dividend
Holders have a put right in August 2010, August 2013, and August 2018
Price as of September 11 was 113 vs. stock price of $8.86
$250 million 2.00% convertible senior notes due February 2012
Bought back $5 million in open market purchases in 2Q09
Current conversion rate is 89.165 shares per $1,000 face amount or $11.22 per share; will adjust September 18 in connection with October dividend
Price as of September 11 was 97 vs. stock price of $8.86

14 Agenda Overview of PDL BioPharma 2009 Guidance & Outlook Optimizing Stockholder Return

PDL - 2009 Revised Guidance

Revenue growth driven by product sales of Herceptin, Avastin, Lucentis, and Tysabri
Revenue guidance excludes $37.6 million in royalties received from MedImmune due to ongoing legal disputes
Approximately 50% of the expense forecast due to legal and other professional fees
Increase in expenses due to higher litigation costs, new patent interference and conclusion of activities associated with discontinued commercial and development operations
Cash guidance based on anticipated use of $173 million NOL and $20 million tax credit
Previous Current
Revenue
$310 - $325 million Unchanged
Operating Expenses
$12 - $15 million $20 - $22 million
Net Income after taxes
$185 - $200 million $200 - $215 million
Cash Generated in 2009
$260 - $280 million $285 - $300 million

PDL - Roche/Genentech Royalties

Roche/Genentech manufacturing integration
Close one of the two CHO manufacturing facilities in Vacaville, CA
Avastin
E. coli manufacturing to transfer to Singapore in 2011/12
Lucentis
PDL could see improvement in mix of royalty rates in future years
Product made in US
Net sales up to $1.5 billion 3.0%
Net sales between $1.5 billion and $2.5 billion 2.5%
Net sales between $2.5 billion and $4.0 billion 2.0%
Net sales over $4.0 billion 1.0%
Product made and sold ex-US
All sales 3.0%

17 Agenda Overview of PDL BioPharma 2009 Guidance & Outlook Optimizing Stockholder Return

PDL - Optimizing Stockholder Return
Intend to distribute royalty revenues, net of operating expenses, debt service and income taxes
Declared dividend of $0.50 per share paid on April 1, 2009
Declared dividend of $0.50 per share payable on October 1, 2009 to shareholders of record as of September 17, 2009
In the process of evaluating alternatives
Convertible note buyback – gain is taxable but deferrable for 5 years under the American Recovery and Reinvestment Act of
2009
Share repurchases
Sale of all or a portion of royalty assets
Securitization – formation of SPV and bond issuance

PDL - Investment Rationale
Strong revenue growth from approved products
Potential for additional indications from existing products
and new product approvals
Significantly reduced expenses with no R&D burn
Return to stockholders
Declared two dividends totaling $1.00 in 2009
Actively exploring other means to enhance stockholder return

Xolair
Omalizumab
FOR SUBCUTANEOUS USE

AVASTIN
(bevacizumab)

Herceptin
Trastuzumab
anti-HER2 monoclonal antibody

LUCENTIS
RANIBIZUMAB INJECTION

SYNAGIS
PALIVIZUMAB

TYSABRI
(natalizumab)

MYLOTARG
gemtuzumab ozogamicin for Injection
Rethink first relapse.

PDL BioPharma

20 PDL - PDL BioPharma